UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Wynn Resorts, Limited
(Name of Registrant as Specified In Its Charter)

Elaine P. Wynn
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE A/C: SIGNATURE(S) DATE WYNN RESORTS, LIMITED 4/24/15 Gold Voting Instruction Form ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE. M86235-P61028-OPPY WYNN RESORTS, LIMITED Annual Meeting of Stockholders April 24, 2015 at 9:00 a.m local time This gold voting instruction form is solicited by Elaine P. Wynn The Board of Directors of Wynn Resorts, Limited is not soliciting this voting instruction form THIS VOTING INSTRUCTION FORM WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF ELAINE P. WYNN AND "FOR" THE ELECTION OF THE NOMINEE OF THE COMPANY OTHER THAN JOHN J. HAGENBUCH, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4. EACH PERSON NAMED AS A PROXY HEREIN IS AUTHORlZED TO VOTE IN HIS OR HER DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. >>> ------------------------------- --- Elaine P. Wynn strongly recommends that you vote FOR her election to the Board in Proposal 1: Elaine P. Wynn recommends that you vote FOR Proposals 2 and 3: Elaine P. Wynn recommends that you vote AGAINST Proposal 4: 01) Elaine P. Wynn Nominee: 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015. 3. To approve the Articles Amendment to provide the Company with additional flexibility in making distributions to its stockholders. 4. To vote on a stockholder proposal regarding a political contributions report, if properly presented at the Annual Meeting. NOTE: To transact such other business as may properly come before the reconvened Annual Meeting or any other adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Two directors will be elected at the Annual Meeting. Ms. Wynn intends to use this voting instruction form to vote FOR her election as a director and FOR the election of the candidate who has been nominated by the Company other than John J. Hagenbuch. The names, backgrounds and qualifications of the Company's nominees, and certain other information about them, can be found in the Company's proxy statement. There is no assurance that either of the Company's nominees will serve as a director if Ms. Wynn is elected. Note: Ms. Wynn is not seeking authority to vote for, and will not vote for, Mr. Hagenbuch. If you do not wish for your shares to be voted for the Company's other nominee, you may withhold authority to vote for him by writing his name on the line to the right. 1. To elect Elaine P. Wynn to the Board of Directors of the Company. 2. 3. 4. 1. ! ! ! WITHHOLD ALL NOMINEES FOR ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE THE NAMES OF NOMINEE(S) BELOW. ! ! ! ! ! ! ! ! ! AGAINST ABSTAIN FOR PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ----->>>! PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ! <mat 4> <mat 5> <mat 6> <mat 4> <mat 5> <mat 6> AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com . >>> ---- >>> ---- >>> ---- -

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Important Information

On March 20, 2015, Elaine P. Wynn filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission.  Ms. Wynn is soliciting proxies for use at the 2015 annual meeting of stockholders of Wynn Resorts, Limited, to be held on April 24, 2015.  She intends to use such proxies to vote in favor of her re-election to the board of directors, and for the election of the company’s nominee other than John J. Hagenbuch.

SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND, AS THEY BECOME AVAILABLE, OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MS. WYNN FROM THE STOCKHOLDERS OF WYNN RESORTS, LIMITED BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THESE MATERIALS AND OTHER MATERIALS FILED BY MS. WYNN IN CONNECTION WITH HER PROXY SOLICITATION WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED BY MS. WYNN WITH THE SECURITIES AND EXCHANGE COMMISSION WILL ALSO BE AVAILABLE, WITHOUT CHARGE, BY DIRECTING A REQUEST TO MS. WYNN’S PROXY SOLICITOR, OKAPI PARTNERS LLC, AT ITS TOLL-FREE NUMBER (877) 629-6355 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.